SUB-ITEM 77Q1(A) CHARTER AMENDMENT

Incorporated by reference to exhibit (a)(4) to post-effective amendment no. 30 to the Registrant's registration statement filed on Form Type 485APOS on June 29, 2001 (Accession No. 0000891554-01-503274).